Stockholders Re-Elect All Seven LifeVantage Incumbent Directors at Fiscal Year 2024 Annual Meeting Salt Lake City, UT, November 13, 2023 (GLOBE NEWSWIRE) -- LifeVantage Corporation (Nasdaq: LFVN) (“LifeVantage” or the “Company”), a leading health and wellness company with products designed to activate optimal health processes, today announced the final, certified results of its fiscal year 2024 annual meeting of stockholders (the “Annual Meeting”), as provided to the Company by the independent inspector of elections. The results confirm that stockholders re-elected all seven of the Company’s incumbent directors. LifeVantage issued the following statement: The LifeVantage Board and management team thank LifeVantage stockholders for their engagement and attention to this Annual Meeting. The turnout was much higher than at previous LifeVantage annual stockholder meetings, and we appreciate the time it took for stockholders to understand the issues this year and cast informed votes. We have learned a lot by engaging with our stockholders in this process, and very much value the perspectives that have been expressed. We appreciate the support stockholders – from the largest institutional investors in the country to smaller, individual investors – have shown for our directors. We know we have more work to do, but we are confident that we have the right Board and leadership team to continue executing our LV360 strategy and deliver profitable growth and significant value for our stockholders. The results also confirm that stockholders approved all other proposals presented at the Annual Meeting, including our stockholders rights plan. The certified results will be reported on an amended Form 8-K filed with the U.S. Securities and Exchange Commission. Vinson & Elkins LLP served as legal counsel and Spotlight Advisors, LLC served as financial and strategic advisor to LifeVantage in this matter. About LifeVantage Corporation LifeVantage Corporation (Nasdaq: LFVN), the activation company, is a pioneer in nutrigenomics, the study of how nutrition and naturally occurring compounds affect human genes to support good health. The Company engages in the identification, research, development, formulation and sale of advanced nutrigenomic activators, dietary supplements, nootropics, pre- and pro-biotics, weight management, skin and hair care, bath & body, and targeted relief products. The Company’s line of scientifically-validated dietary supplements includes its flagship Protandim® family of products, LifeVantage® Omega+, ProBio, IC Bright®, Daily Wellness, Rise AM, Reset PM, and D3+ dietary supplements, the TrueScience® line of skin, hair, bath & body, and targeted

2 relief products. The Company also markets and sells Petandim®, its companion pet supplement formulated to combat oxidative stress in dogs, Axio® its nootropic energy drink mixes, and PhysIQ, its smart weight management system. LifeVantage was founded in 2003 and is headquartered in Lehi, Utah. For more information, visit www.lifevantage.com. Cautionary Note Regarding Forward Looking Statements This document contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Words and expressions reflecting optimism, satisfaction or disappointment with current prospects, as well as words such as “believe,” “will,” “hopes,” “intends,” “estimates,” “expects,” “projects,” “plans,” “anticipates,” “look forward to,” “goal,” “may be,” and variations thereof, identify forward-looking statements, but their absence does not mean that a statement is not forward-looking. The declaration and/or payment of a dividend during any quarter provides no assurance as to future dividends, and the timing and amount of future dividends, if any, could vary significantly in comparison both to past dividends and to current expectations. Examples of forward-looking statements include, but are not limited to, statements we make regarding executing against and the benefits of our key initiatives, future growth, including geographic and product expansion, the impact of COVID-19 on our business, expected financial performance, and expected dividend payments in future quarters. Such forward-looking statements are not guarantees of performance and the Company’s actual results could differ materially from those contained in such statements. These forward-looking statements are based on the Company’s current expectations and beliefs concerning future events affecting the Company and involve known and unknown risks and uncertainties that may cause the Company’s actual results or outcomes to be materially different from those anticipated and discussed herein. These risks and uncertainties include, among others, further deterioration to the global economic and operating environments as a result of future COVID-19 developments, as well as those discussed in greater detail in the Company’s Annual Report on Form 10-K and the Company’s Quarterly Report on Form 10-Q under the caption “Risk Factors,” and in other documents filed by the Company from time to time with the U.S. Securities and Exchange Commission (the “SEC”). The Company cautions investors not to place undue reliance on the forward-looking statements contained in this document. All forward-looking statements are based on information currently available to the Company on the date hereof, and the Company undertakes no obligation to revise or update these forward-looking statements to reflect events or circumstances after the date of this document, except as required by law. Investor Relations Contact: Reed Anderson, ICR (646) 277-1260 reed.anderson@icrinc.com Media Relations Contact: Dan McDermott, ICR Dan.McDermott@icrinc.com